                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                OCTOBER 11, 2006

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                                             84-1573852
       (State or other                                        (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                                    333-74846
                            (Commission File Number)


                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

         As previously disclosed in Raptor Networks Technology, Inc.'s (referred to herein as the "Company") Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2006 (the "July 31, 2006 Form 8-K"), on July 30, 2006 the Company entered into a Securities Purchase Agreement, and, on July 31, 2006, a series of related agreements, with certain institutional accredited investors listed on the schedule of buyers to the Securities Purchase Agreement (a copy of which is attached as Exhibit 10.1 to the July 31, 2006 Form 8-K) (individually, an "Investor" and collectively, the "Investors"), in connection with a private placement transaction providing for, among other things, the issuance of Senior Convertible Notes (the "Notes") for aggregate gross proceeds of $5 million and warrants to purchase up to 24,460,726 shares of the Company's $0.001 par value per share common stock.

         On October 11, 2006, the Company entered into a letter agreement with each Investor modifying the term "Equity Condition" set forth in Section 30(r) of the Notes.

         The letter agreements are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and the above description of the letter agreements is qualified by reference to the complete text of the letter agreements.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         Exhibit Number    Description

         99.1 Letter agreement between Castlerigg Master Investments Ltd. and Raptor Networks Technology, Inc., dated October 11, 2006.

         99.2 Letter agreement between Cedar Hill Capital Partners Offshore, Ltd. and Raptor Networks Technology, Inc., dated October 11, 2006.

         99.3 Letter agreement between Cedar Hill Capital Partners Onshore, LP and Raptor Networks Technology, Inc., dated October 11, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 12, 2006                 RAPTOR NETWORKS TECHNOLOGY, INC.



                                       By: /s/ Bob van Leyen
                                           -------------------------------------
                                           Bob van Leyen
                                           Chief Financial Officer and Secretary